Exhibits No. 20.1:

CIT Home Equity Loan Trust 2002-1
Home Equity Loan Asset Backed Certificates, Series 2002-1
Master Servicer's Certificate

                                                      Due Period       9/30/2003
                                              Determination Date      10/22/2003
                                               Distribution Date      10/27/2003

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                          14,920,378.60
      All Liquidation Proceeds with respect to Principal                                                                965,744.41
      Recoveries on previously Liquidated Mortgages with respect to Principal                                                 0.00
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
      Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                     -------------

                              Principal Distribution Amount                                                          15,886,123.01

      Interest collected on Mortgage Loans                                                                            3,930,008.63
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                                474.89
      Substitution Adjustment with respect to Interest                                                                        0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                   774,662.66
      Reimbursement of previous months Servicer Advances                                                               (538,008.10)
      Compensating Interest                                                                                               5,492.32
      Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                     -------------

                              Interest Remittance Amount                                                              4,172,630.40

      Amount not Required to be deposited                                                                                     0.00

                              Total available in the Certificate Account                                             20,058,753.41


II    Distributions                                                            Per $ 1,000                               Amount
                                                                               -----------                           -------------

1.    Aggregate Class AF -1A Distribution                                       0.00000000                                    0.00

2.    Aggregate Class AF-1B Distribution                                        0.00000000                                    0.00

3.    Aggregate Class A-2 Distribution                                         127.79236335                           8,655,376.77

4.    Aggregate Class A-3 Distribution                                          4.32500000                              296,651.75

5.    Aggregate Class A-4 Distribution                                          4.97500000                              249,695.25

6.    Aggregate Class A-5 Distribution                                          5.59166677                              174,515.92

7.    Aggregate Class A-6 Distribution                                          5.16666674                              244,176.67

8.    Aggregate Class A-7 Distribution                                         20.29600751                            4,566,601.69

9.    Aggregate Class MF-1 Distribution                                         5.47500000                              195,293.25

10    Aggregate Class MF-2 Distribution                                         5.88333333                              198,209.50

11.   Aggregate Class BF Distribution                                           6.21666654                              160,141.33

12.   Aggregate Class AV Distribution                                          22.84161966                            3,929,443.83

13.   Aggregate Class MV-1 Distribution                                         1.61777803                               21,791.47

14.   Aggregate Class MV-2 Distribution                                         2.10666636                               22,920.53

15.   Aggregate Class BV Distribution                                           2.68444444                               29,233.60

16.   Aggregate Class X-IO Distribution                                         0.00000000                              937,323.05

17.   Aggregate Class R Distribution                                                                                          0.00

18.   Aggregate Master Servicer Distribution                                                                            377,378.80
                                                                                                                     -------------

                                                  Total Distributions =                                              20,058,753.41

III   Certificate Class Balances                                                Factor %                                Amount
                                                                             -------------                          --------------
      Opening Senior Class A Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I Certificates:
            (a)  Class AF-1A                                                    0.00000000%                                   0.00
            (b)  Class AF-1B                                                    0.00000000%                                   0.00
            (c)  Class A-2                                                     26.54521072%                          17,979,071.22
            (d)  Class A-3                                                    100.00000000%                          68,590,000.00
            (e)  Class A-4                                                    100.00000000%                          50,190,000.00
            (f)  Class A-5                                                    100.00000000%                          31,210,000.00
            (g)  Class A-6                                                    100.00000000%                          47,260,000.00
            (h)  Class A-7                                                     45.54794619%                         102,482,878.92
                                                                                                                    --------------
                                                                                                                    317,711,950.14

      Opening Subordinated Class MF & BF Certificate Balances as
      reported in prior Monthly Master Servicer Report for
      Group I Certificates:
            (a)  Class MF-1                                                   100.00000000%                          35,670,000.00
            (b)  Class MF-2                                                   100.00000000%                          33,690,000.00
            (c)  Class BF                                                     100.00000000%                          25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
            (a)  Class AV                                                      40.22909262%                          69,206,108.03

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:

            (b)  Class MV-1                                                   100.00000000%                          13,470,000.00
            (c)  Class MV-2                                                   100.00000000%                          10,880,000.00
            (d)  Class BV                                                     100.00000000%                          10,890,000.00
                                                                                                                    --------------
                                                                                                                    104,446,108.03

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                          No.                Amount
                                                                                                   --------          -------------
            (a)  Stated principal collected                                                                             901,805.86
            (b)  Principal Prepayments                                                               188             14,018,572.74
            (c)  Liquidation Proceeds                                                                                   965,744.41
            (d)  Repurchased Mortgage Loans                                                            0                      0.00
            (e)  Substitution Adjustment related to Principal                                                                 0.00
            (f)  Recoveries on previously Liquidated Mortgages with
                 respect to Principal                                                                                         0.00
                                                                                                                     -------------

                                                         Total Basic Principal                                       15,886,123.01

1(b). Subordination Increase Amount                                                                                     630,983.20
                                                                                                                     -------------
                                                  Total Principal Distribution                                       16,517,106.21

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                               Per $ 1,000
                                                                              -------------
            1.  Class AF-1A                                                     0.00000000                                    0.00
            2.  Class AF-1B                                                     0.00000000                                    0.00
            3.  Class A-2                                                      126.78143319                           8,586,906.47
            4.  Class A-3                                                       0.00000000                                    0.00
            5.  Class A-4                                                       0.00000000                                    0.00
            6.  Class A-5                                                       0.00000000                                    0.00
            7.  Class A-6
                  (a) Class A-6 Lockout Percentage                                                0.00%
                  (b) Class A-6 Lockout Distribution Amount                     0.00000000                                    0.00
      7     8.  Class A-7                                                      18.16664102                            4,087,494.23

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:
            1.  Class MF-1                                                      0.00000000                                    0.00
            2.  Class MF-2                                                      0.00000000                                    0.00
            3.  Class BF                                                        0.00000000                                    0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:
            1.  Class AV                                                       22.33741504                            3,842,705.51

2(d). Class AV Principal Distribution Amount Group II Certificates:
            1.  Class MV-1                                                      0.00000000                                    0.00
            2.  Class MV-2                                                      0.00000000                                    0.00
            3.  Class BV                                                        0.00000000                                    0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:
            1.  Class MF-1                                                      0.00000000                                    0.00
            2.  Class MF-2                                                      0.00000000                                    0.00
            3.  Class BF                                                        0.00000000                                    0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:
            1.  Class MV-1                                                      0.00000000                                    0.00
            2.  Class MV-2                                                      0.00000000                                    0.00
            3.  Class BV                                                        0.00000000                                    0.00

                                                                                Factor %                                 Amount
                                                                              -------------                          -------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
      Certificates:

            (a)  Class AF-1A                                                    0.00000000%                                   0.00
            (b)  Class AF-1B                                                    0.00000000%                                   0.00
            (c)  Class A-2                                                     13.86706740%                           9,392,164.75
            (d)  Class A-3                                                    100.00000000%                          68,590,000.00
            (e)  Class A-4                                                    100.00000000%                          50,190,000.00
            (f)  Class A-5                                                    100.00000000%                          31,210,000.00
            (g)  Class A-6                                                    100.00000000%                          47,260,000.00
            (h)  Class A-7                                                     43.73128208%                          98,395,384.69
                                                                                                                    --------------
                                                                                                                    305,037,549.44

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer
      Report Group
      I Certificates:

            (a)  Class MF-1                                                   100.00000000%                          35,670,000.00
            (b)  Class MF-2                                                   100.00000000%                          33,690,000.00
            (c)  Class BF                                                     100.00000000%                          25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:

            (a)  Class AV                                                      37.99535111%                          65,363,402.52

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II Certificates:

            (b)  Class MV-1                                                   100.00000000%                          13,470,000.00
            (c)  Class MV-2                                                   100.00000000%                          10,880,000.00
            (d)  Class BV                                                     100.00000000%                          10,890,000.00
                                                                                                                    --------------
                                                                                                                    100,603,402.52

                                                                                Factor %                                 Amount
                                                                              -------------                          -------------
V     Interest Distribution Amount

      Fixed Rate Certificates

            (b)   Fixed Rate Certificates applicable Pass-Through Rate
                  1.    Class AF-1A                                                1.26000%
                  2.    Class AF-1B                                                3.48300%
                  3.    Class A-2                                                  4.57000%
                  4.    Class A-3                                                  5.19000%
                  5.    Class A-4                                                  5.97000%
                  6.    Class A-5                                                  6.71000%
                  7.    Class A-6                                                  6.20000%
                  8.    Class A-7                                                  5.61000%
                  9.    Class MF-1                                                 6.57000%
                  10.   Class MF-2                                                 7.06000%
                  11.   Class BF                                                   7.46000%

      Variable Rate Certificates

            (b)   LIBOR Rate                                                       1.12000%

                  1.    Class AV                                                   1.41000%
                  2.    Class MV-1                                                 1.82000%
                  3.    Class MV-2                                                 2.37000%
                  4.    Class BV                                                   3.02000%

      INTEREST REMITTANCE AMOUNT
            1.    Interest collected on Mortgage Loans                        3,930,008.63
            2.    Interest advanced on Mortgage Loans                           236,654.56
            3.    Compensating Interest on Mortgage Loans                         5,492.32
            4.    Substitution Adjustment interest                                    0.00
            5.    Purchase Price interest on repurchased accounts                     0.00
            6.    Liquidation Proceeds interest portion                               0.00
            7.    Recoveries on previously Liquidated Mortgages
                  with respect to Interest                                          474.89
                        TOTAL INTEREST REMITTANCE AMOUNT                                                              4,172,630.40

      Current Interest Requirement

            1.    Class AF-1A @ applicable Pass-Through Rate                                                                  0.00
            2.    Class AF-1B @ applicable Pass-Through Rate                                                                  0.00
            3.    Class A-2 @ applicable Pass-Through Rate                                                               68,470.30
            4.    Class A-3 @ applicable Pass-Through Rate                                                              296,651.75
            5.    Class A-4 @ applicable Pass-Through Rate                                                              249,695.25
            6.    Class A-5 @ applicable Pass-Through Rate                                                              174,515.92
            7.    Class A-6 @ applicable Pass-Through Rate                                                              244,176.67
            8.    Class A-7 @ applicable Pass-Through Rate                                                              479,107.46
            9.    Class MF-1 @ applicable Pass-Through Rate                                                             195,293.25
            10.   Class MF-2 @ applicable Pass-Through Rate                                                             198,209.50
            11.   Class BF @ applicable Pass-Through Rate                                                               160,141.33
            12.   Class AV @ applicable Pass-Through Rate                                                                86,738.32
            13.   Class MV-1 @ applicable Pass-Through Rate                                                              21,791.47
            14.   Class MV-2 @ applicable Pass-Through Rate                                                              22,920.53
            15.   Class BV @ applicable Pass-Through Rate                                                                29,233.60

      Interest Carry Forward Amount

                  1.    Class AF-1A                                                   0.00
                  2.    Class AF-1B                                                   0.00
                  3.    Class A-2                                                     0.00
                  4.    Class A-3                                                     0.00
                  5.    Class A-4                                                     0.00
                  6.    Class A-5                                                     0.00
                  7.    Class A-6                                                     0.00
                  8.    Class A-7                                                     0.00
                  9.    Class MF-1                                                    0.00
                  10.   Class MF-2                                                    0.00
                  11.   Class BF                                                      0.00
                  12.   Class AV                                                      0.00
                  13.   Class MV-1                                                    0.00
                  14.   Class MV-2                                                    0.00
                  15.   Class BV                                                      0.00
                  16.   Class X-IO                                                    0.00

      Certificates Interest Distribution Amount
                                                                               Per $ 1,000
                                                                               -----------
                  1.    Class AF-1A                                             0.00000000                                    0.00
                  2.    Class AF-1B                                             0.00000000                                    0.00
                  3.    Class A-2                                               1.01093016                               68,470.30
                  4.    Class A-3                                               4.32500000                              296,651.75
                  5.    Class A-4                                               4.97500000                              249,695.25
                  6.    Class A-5                                               5.59166677                              174,515.92
                  7.    Class A-6                                               5.16666674                              244,176.67
                  8.    Class A-7                                               2.12936649                              479,107.46
                  9.    Class MF-1                                              5.47500000                              195,293.25
                  10.   Class MF-2                                              5.88333333                              198,209.50
                  11.   Class BF                                                6.21666654                              160,141.33
                  12.   Class AV                                                0.50420462                               86,738.32
                  13.   Class MV-1                                              1.61777803                               21,791.47
                  14.   Class MV-2                                              2.10666636                               22,920.53
                  15.   Class BV                                                2.68444444                               29,233.60
                                                                                                                      ------------
                                                                                                                      2,226,945.35

VI    Credit Enhancement Information

                                                                                 Group I           Group II             Total
                                                                                 -------           --------             -----
      (a)   Senior Enhancement Percentage                                            26.21%             39.74%               65.95%

      (b)   Overcollateralization Amount:

            1.    Opening Overcollateralization Amount                       12,683,784.02       7,461,499.72        20,145,283.74
            2.    Ending Overcollateralization Amount                        12,683,784.02       7,461,499.72        20,145,283.74
            3.    Targeted Overcollateralization Amount                      12,683,784.02       7,461,499.72        20,145,283.74
            4.    Subordination Deficiency                                            0.00               0.00                 0.00
            5.    Overcollateralization Release Amount                                0.00               0.00                 0.00

VII   Trigger Information

            1.(a) 60+ Delinquency Percentage                                         11.11%             15.62%
              (b) Delinquency Event in effect
                  (Group I > 50% or Group II > 40% of Sr. Enhancement)?                 NO                 NO

            2.(a) Cumulative Loss Percentage                                          0.48%              0.40%
              (b) Applicable Loss Percentage for current Distribution                 2.25%              3.25%
              (c) Cumulative Loss Trigger Event in effect                               NO                 NO

VIII  Pool Information                                                                No.                              Amount
                                                                                     ----                              ------
      (a)   Closing Mortgage Loan Principal Balance:

            1.    Fixed Rate                                                         6,127                          412,841,333.46
            2.    Adjustable Rate                                                    1,213                          108,064,902.24

                  Total Closing Mortgage Loan Principal Balance:                     7,340                          520,906,235.70

      (b)   Balloon Mortgage Loans

            1.    Fixed Rate                                                           339                           23,010,330.06
            2.    Adjustable Rate                                                        0                                    0.00

                  Total Balloon Mortgage Loans:                                        339                           23,010,330.06

      (c)   Weighted Average Mortgage Rate:

            1.    Fixed Rate                                                                                                 9.844%
            2.    Adjustable Rate                                                                                            8.781%

                  Total Weighted Average Mortgage Rate                                                                       9.624%

      (d)   Weighted Average Net Mortgage Rate:

            1.    Fixed Rate                                                                                                 9.332%
            2.    Adjustable Rate                                                                                            8.347%

      (e)   Weighted Average Remaining Maturity:

            1.    Fixed Rate                                                                                                268.56
            2.    Adjustable Rate                                                                                           324.48

      (f)   Weighted Average Original Maturity:

            1.    Fixed Rate                                                                                                313.21
            2.    Adjustable Rate                                                                                           358.71

IX    Delinquency Information                                                         No.                 %             Amount
                                                                                     ----                ---            ------
      A.    Fixed Rate Mortgage Loans:

            (a)   Delinquent Contracts:

                  1.    31 - 59 Day Accounts                                           382               6.49%       26,793,051.32
                  2.    60 - 89 Day Accounts                                           142               2.22%        9,174,992.18
                  3.    90+  Day Accounts                                              394               6.66%       27,479,398.51

            (b)   Mortgage Loans - In Foreclosure                                      266               4.41%       18,215,028.60
            (c)   REO Property Accounts                                                160               2.87%       11,865,541.20

      B.    Adjustable Rate Mortgage Loans:

            (a)   Delinquent Contracts:

                  1.    31 - 59 Day Accounts                                            93               7.39%        7,985,013.93
                  2.    60 - 89 Day Accounts                                            33               3.00%        3,236,989.54
                  3.    90+  Day Accounts                                              105               9.58%       10,354,996.78

            (b)   Mortgage Loans - In Foreclosure                                       78               7.04%        7,605,280.23
            (c)   REO Property Accounts                                                 42               3.33%        3,595,735.49

      C.    Total For All Mortgage Loans

            (a)   Delinquent Contracts:

                  1.    31 - 59 Day Accounts                                           475               6.68%       34,778,065.25
                  2.    60 - 89 Day Accounts                                           175               2.38%       12,411,981.72
                  3.    90+  Day Accounts                                              499               7.26%       37,834,395.29

            (b)   Mortgage Loans - In Foreclosure                                      344               4.96%       25,820,308.83
            (c)   REO Property Accounts                                                202               2.97%       15,461,276.69

X     Realized Losses                                                                  No.                               Amount
                                                                                      ----                               ------
            1.(a) Gross Realized Losses during the period                               22                            1,596,727.61

              (b) Realized Losses during the period
                  1.    Group I                                                                                         389,625.95
                  2.    Group II                                                                                        241,357.25
                                                                                                                      ------------
                          Total                                                                                         630,983.20

              (c) Cumulative Gross Realized Losses                                     114                           10,360,946.76

              (d) Cumulative Realized Losses
                  1.    Group I                                                                                       3,841,940.46
                  2.    Group II                                                                                        831,448.22

                          Total                                                                                       4,673,388.68

              (e) Cumulative Applied Realized Losses

                        i.   Class B-4                                                                                        0.00
                        ii.  Class B-3                                                                                        0.00
                        iii. Class B-2                                                                                        0.00
                        iv.  Class B-1                                                                                        0.00
                        v.   Class M-2                                                                                        0.00
                        vi.  Class M-1                                                                                        0.00

XI    Miscellaneous Information

      1.(a) Monthly Master Servicer Fee

                        i.   Monthly Servicing Fee                                                                      223,926.39
                        ii.  Mortgage Fees                                                                              146,274.86
                        iii. Mortgage Insurance Premium Reimbursement                                                     7,177.54
                        iv.  Certificate Account Investment Earnings                                                          0.00

        (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                          0.00

        (c) Total Master Servicing Fees paid with this distribution                                                     377,378.80

        (d) Amount of unpaid Master Servicing Fees as of this distribution                                                    0.00

      2.(a) Opening Master Servicer Advance Balance                                                                  12,285,002.08

        (b)  Current Advance (exclusive of Compensating Interest)                                                       774,662.66

        (c)  Reimbursement of prior Master Servicer Advances                                                           (538,008.10)
                                                                                                                     -------------
        (d)  Ending Master Servicer Advance Balance                                                                  12,521,656.64


      3.    Current period Compensating Interest                                                                          5,492.32

      4.(a) Stepdown Date in effect?                                                    NO